UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 9, 2006

Date of Report (Date of earliest event reported)

Commission File Number: 000-27743

PAC-WEST TELECOMM, INC.
(Exact name of registrant as specified in its charter)

California	68-0383568
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

1776 W. March Lane, Suite 250
Stockton, California	95207
(Address of principal executive offices)	(Zip Code)

(209) 926-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Pac-West Telecomm, Inc. is hosting an investor call and webcast to discuss our recently announced nation wide expansion plans, partnerships and industry perspectives on Thursday, February 9, 2006, at 1:30pm PDT.

A live webcast and slide presentation is available on Pac-West's website at www.pacwest.com/pacwest/about-pac-west/investor-relations.shtml.

The information in this Current Report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subjected to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PAC-WEST TELECOMM, INC.
(Registrant)

Dated: February 9, 2006

By: /s/ Michael Sarina

Michael Sarina
Vice President Finance